SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                                 (X)
Filed by a Party other than the Registrant     (   )

Check the appropriate box:

(   )       Preliminary Proxy Statement
(   )       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)       Definitive Proxy Statement
(   )       Definitive Additional Materials
(   )       Soliciting Material under Section 240.14a-12

eRXSYS, Inc. ______________________________________________________________________________________________________________________
(Name of Registrant as Specified in its Charter)
______________________________________________________________________________________________________________________
                                                                      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)     No fee required
(   )     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)     Title of each class of securities to which transaction applies:

          2)     Aggregate number of securities to which transaction applies:

          3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)     Proposed maximum aggregate value of transaction:

          5)     Total fee paid:

(   )    Fee paid previously with preliminary materials.

(   )    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)      Amount Previously Paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)      Date Filed:

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eRXSYS, Inc.
18662 MacArthur Blvd., Suite #200-15
Irvine, California 92612

September 7, 2004

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of eRXSYS, Inc., which will be held on October 1, 2004 at 2:00 p.m., Pacific Time at the St. Regis Monarch Beach Resort, One Monarch Beach Resort Way, Dana Point, California, 92629.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of eRXSYS, Inc.

Sincerely,

/s/ David Parker

BY ORDER OF THE BOARD OF DIRECTORS
David Parker, Chief Executive Officer and Director

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eRXSYS, Inc.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 7, 2004

To the Shareholders:

Notice is hereby given that the annual meeting of the holders of shares of common stock of eRXSYS, Inc., a Nevada corporation ("eRXSYS") will be held at the St. Regis Monarch Beach Resort, One Monarch Beach Resort Way, Dana Point, California, 92629 on October 1, 2004, commencing at 2:00 p.m., Pacific Time, for the following purposes:

     1.     To consider and act upon a proposal to amend the Articles of Incorporation of the Company to grant the board of directors the power to prescribe by resolution the voting rights, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions as it relates to the Company’s Preferred Stock;

     2.     To confirm the appointment of Squar, Milner, Reehl & Williamson, LLP as auditors for the Company;

     3.     To elect four directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified; and

     4.     To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on August 25, 2004 are entitled to notice of, and to vote at, this meeting.

/s/ David Parker
BY ORDER OF THE BOARD OF DIRECTORS
David Parker, Chief Executive Officer and Director

Irvine, California
September 7, 2004
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE eRXSYS THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

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eRXSYS, Inc.
18662 Mac Arthur Blvd., Suite #200-15
Irvine, California 92612

PROXY STATEMENT
FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON OCTOBER 1, 2004

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY eRXSYS ASSOCIATES OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This Proxy Statement is furnished in connection with the solicitation of Proxies by the board of directors of eRXSYS, Inc. for use at the Annual Meeting of the Stockholders to be held on October 1, 2004 at the St. Regis Monarch Beach Resort, One Monarch Beach Resort Way, Dana Point, California, 92629, and at any adjournment thereof (the "Meeting"), for the purpose of considering and voting upon amending the articles of incorporation, to confirm the appointment of Squar, Milner, Reehl & Williamson, LLP as auditors for the Company, and the election of the named nominees to the board of directors. A copy of the proposed Certificate of Amendment to the Articles of Incorporation is attached to this proxy statement as Appendix A. This Proxy Statement, the Notice of Meeting, the enclosed form of Proxy is expected to be mailed to stockholders on or about September 7, 2004.

RECORD DATE AND SHARES ENTITLED TO VOTE

The close of business on August 25, 2004 has been fixed as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of the Record Date of shares of our common stock, $0.001 par value per share ("Common Stock") are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On August 25, 2004, there were an aggregate of 44,712,896 shares of Common Stock outstanding and entitled to vote.

PROXY SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by eRXSYS and its directors, officers and employees

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(who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. eRXSYS will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. eRXSYS will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. eRXSYS has spent approximately $3,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that eRXSYS will spend an additional $3,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding eRXSYS proxies and related materials may be directed in writing to the Chief Executive Officer, David Parker, 18662 MacArthur Blvd., Suite #200-15, Irvine, California, 92612.

VOTES REQUIRED

The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for the approval of the amendment of eRXSYS Articles of Incorporation.

In order to confirm the appointment of Squar, Milner, Reehl & Williamson, LLP as auditors for the Company, a quorum must be present and the votes cast in favor of ratifying the plan must exceed the number of votes cast in opposition to the plan.

Stockholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this proxy statement.

Shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the Meeting.

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VOTING OF PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder’s right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising eRXSYS in writing of such revocation; (b) executing a later-dated Proxy which is presented to us at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

QUORUM

The presence, in person or by proxy duly authorized, of the holder or holders of 33 1/3 percent of the outstanding shares of the corporation’s common voting stock on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

STOCKHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting.

AMENDMENT TO ARTICLES OF INCORPORATION

GRANT THE BOARD OF DIRECTORS THE POWER TO PRESCRIBE BY RESOLUTION THE VOTING RIGHTS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS, AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS AS IT RELATES TO THE COMPANY'S PREFERRED STOCK.

Currently, the Company’s articles of incorporation provide that "the number of shares the corporation is authorized to issue is seventy million (70,000,000) shares of common stock with shares with a par value of one-tenth of a cent ($0.001) per share and five million (5,000,000) shares of preferred stock with a par value of one-tenth of a cent ($0.001) per

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share." The articles of incorporation establish two classes of stock, but do not prescribe, or vest the authority in the board of directors to prescribe, the series and the number of each class or series of stock, voting powers, designations, preferences, limitations, restrictions, and relative rights of each class or series. This proposal to amend the articles of incorporation will vest authority in the board of directors to prescribe by resolution the voting rights, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations or restrictions as it relates to the Company’s preferred stock.

The full text of the amendment if approved as proposed will be substantially in the form attached hereto as Appendix A.

EFFECTIVENESS OF AMENDMENT

If the amendment is approved by eRXSYS’ shareholders, such Certificate of Amendment will become effective upon its filing by eRXSYS with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY eRXSYS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF eRXSYS

The board of directors currently consists of four members. Directors are elected at the annual meeting of shareholders and hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The following persons are being nominated for election to the board of directors for the Annual Meeting:

Name of Nominee	Age
David Parker	49
A.J. LaSota	61
James Manfredonia	43
Richard Falcone	51

It is the intention of the person named in the accompanying Proxy to vote Proxies for the election of the four nominees. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of Proxy as Proxy Holders intend to vote for substitute nominees.

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NOMINEES FOR ELECTION AS DIRECTORS

Following is information about each of the nominees for election to the board of directors:

David B. Parker. Mr. Parker has served as a member of the board of directors and Chief Executive Officer of eRXSYS, Inc. since April 2003. From April 2003 to July 2003, Mr. Parker also served as President of eRXSYS. Mr. Parker founded RxSystems, Inc. in March 2002 and operated as their Chairman and Chief Executive Officer until their dissolution in 2003. From December 2001 to June 2002, Mr. Parker served as a business consultant. Mr. Parker has more than 20 years of experience in the financial, merchant banking, and financial public relations industries. Mr. Parker served as Vice President of Retail Sales for Prudential Securities from November 1989 to December 1991. Mr. Parker launched and operated his own independent consulting practice from January 1991 until December 2001. From August 1983 to February 1988, Mr. Parker was employed at Merrill Lynch Pierce Fenner & Smith, where he rose to the position of executive Vice President. Mr. Parker graduated from Texas Christian University in 1981.

A.J. LaSota. Mr. LaSota was appointed to the board of directors and as President of eRXSYS, Inc. in July 2003. From September 1995 to January 2003, Mr. LaSota served as the Vice-President and General Manager of the Metrex Division of Syborn Dental Specialties which is located in Orange, California and traded on the New York Stock Exchange. From 1993 to 1995, Mr. LaSota served a Vice President of Sales and Marketing for Metrex Research Corporation located in Parker, Colorado. In 1990, Mr. LaSota was President and Co-Founder of Endolap, Inc., a business which specializes in selling endoscopy surgical product to hospital operating rooms and outpatient surgery centers in the United States. From Endolap, Inc.’s inception to September 2000, Mr. LaSota served as their Chairman of the Board of Directors. From 1976 to 1990, Mr. LaSota founded and operated A.J. LaSota, Inc., a business which focused on selling specialty surgical products to hospitals and surgery clinics. Mr. LaSota worked in sales for Johnson & Johnson, Inc. from 1967 to 1976. Mr. LaSota graduated from University of Florida, Gainesville in 1965.

James Manfredonia. Mr. Manfredonia was appointed to the board of directors of eRXSYS, Inc. in June 2004. Since 2002, Mr. Manfredonia has served as manager of listed equity trading and New York Stock Exchange operations at Bear Stearns. Mr. Manfredonia currently serves as the Chairman of the New York Stock Exchange Upstairs Traders Advisory Committee and as a member of the Market Performance Committee of the New York Stock Exchange. Prior to joining Bear Stearns, Mr. Manfredonia work for ten years at Merrill Lynch where he managed the listed trading desk with additional responsibilities for NASDAQ, portfolio trading, sales trading, and NYSE staff. Mr. Manfredonia was the founding general partner of Blair Manfredonia Limited Partners, a hedge fund/broker-dealer. Mr. Manfredonia has also worked at Lehman Brothers, Salomon Brothers, and Drexel Burnham.

Richard Falcone. Mr. Falcone was appointed to the board of directors of eRXSYS, Inc. in July 2004. Since 2001, Mr. Falcone has served as Chief Financial Officer of The A

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Consulting Team, Inc., an IT service company. Mr. Falcone has served as Chief Financial Officer of Netgrocer.com. In 1990, Mr. Falcone joined Bed Bath & Beyond, Inc. as its Chief Financial Officer. In 1983, Mr. Falcone joined Tiffany & Co. and served as Manager of Audit, Director of Financial Control, and Director of International Finance and Operations. Mr. Falcone has also worked at PriceWaterhouse & Co.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY eRXSYS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

COMMITTEES OF THE BOARD OF DIRECTORS

eRXSYS does not currently have an audit committee, compensation committee, nominating committee, executive committee, stock plan committee, or any other committees.

COMPENSATION OF DIRECTORS

Only outside directors of eRXSYS receive compensation for their services as director. Currently, outside directors receive 4,167 shares of the Company’s common stock for each full month of service as a director, $1,500 for attending any board of director’s meeting in-person, $1,500 for any speaking engagement on behalf of the Company, and reimbursement for their reasonable expenses incurred in attending Board or Committee meetings.

MEETINGS OF DIRECTORS DURING THE 2003 FISCAL YEAR

During the fiscal year ended November 30, 2003, the board of directors held three meetings. In addition, various matters were approved by consent resolution which in each case was signed by each of the members of the board of directors then serving.

SELECTION OF AUDITORS

The board of directors selected Squar, Milner, Reehl & Williamson, LLP as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2004. The shareholders are being asked to confirm this appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING SQUAR, MILNER, REEHL & WILLIAMSON, LLP AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY eRXSYS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

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COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain information as to the Company’s officers and directors.

Annual Compensation Table

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
David Parker	CEO, CFO, and Director	2003 2002 2001	33,923 n/a n/a	0 n/a n/a	0 n/a n/a	144,000 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a
A.J. LaSota	President and Director	2003 2002 2001	29,400 n/a n/a	0 n/a n/a	0 n/a n/a	129,600 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a
Ron Folse	Executive Vice-President	2003 2002 2001	24,877 n/a n/a	0 n/a n/a	0 n/a n/a	105,600 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a
Adam King	Former Vice President of Finance	2003 2002 2001	37,608 n/a n/a	0 n/a n/a	0 n/a n/a	68,928 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a
Edward Yau	Former President, CEO, Director	2003 2002 2001	0 2,400 17,420	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Michael Hanson	Former Vice-President, COO,CFO Director	2003 2002 2001	0 0 18,714	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Gregory Yanke	Former Secretary and Director	2003 2002 2001	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

Stock Option Grants

During the year ended November 30, 2003, the Company’s board of directors approved an Incentive Stock Option Plan ("ISOP") to grant options to its key personnel. There are two types of options to be granted under the ISOP: i) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code ("Qualified Stock Options"), and ii) Options not specifically authorized or qualified for favorable

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income tax treatment under the Internal Revenue Code ("Non-Qualified Stock Options"). The ISOP is administered by the board of directors or the compensation committee (the "Administrator"). The Company is authorized to grant qualified stock options to any of their employees or directors.

The purchase price for the shares subject to any option shall be determined by the ISOP Administrator at the time of the grant, but shall not be less than 85% of fair market value per share on the date the option is granted. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Qualified Stock Option shall not be less than 100% of fair market value of the shares of the Company’s Common Stock on the date the option is granted. In the case of any Qualified Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock, or any of the Company’s subsidiaries, the option price shall not be less than 110% of the fair market value per share of the Company’s common stock on the date the option is granted.

No option shall be exercisable after the expiration of the earliest of: (a) ten years after the date the option is granted, (b) three months after the date the optionee’s employment with the Company and any of its subsidiaries terminates, or a non-employee director or consultant ceases to provide services to the Company, if such termination or cessation is for any other reason other than disability or death, or (c) one year after the date the optionee’s employment with the Company, and its subsidiaries, terminates, or a non-employee director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any option may provide for shorter periods in each of the foregoing instances.

The ISOP Administrator has the right to set the time or the times within which each option shall vest or be exercisable and to accelerate the time or times of vesting and exercise; provided however each option shall provide the right to exercise at the rate of at least 20% per year from the date the option is granted. Unless otherwise provided by the ISOP Administrator, each option will not be subject to any vesting requirements.

As of November 30, 2003, no options have been granted under ISOP. Since November 30, 2003, the Company granted options to purchase 240,000 shares of common stock to employees at an exercise price of $0.50 per share.

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Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plans as of November 30, 2003

	A	B	C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and right	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)
Equity compensation plans approved by security holders	5,520,613	-	5,520,613
Equity compensation plans not approved by security holders	-	-	-
Total	5,520,613	-	5,520,613

TRANSACTIONS WITH MANAGEMENT

Except as disclosed below, none of eRXSYS, Inc. ("eRXSYS") directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since eRXSYS’ incorporation or in any presently proposed transaction which, in either case, has or will materially affect the Company.

1.     eRXSYS’ Chief Executive Officer, David Parker, also founded RxSystems in March 2002. On March 27, 2003, RxSystems assigned to eRXSYS the exclusive license for use of a wireless, electronic prescription-writing/transmitting device in select population centers throughout California, Oregon,
        Washington and Alaska. eRXSYS agreed to reimburse Mr. Parker $370,000 for personal monies advanced by Mr. Parker to secure the License.
        These funds plus five percent (5%) interest per annum are due and payable in full to Mr. Parker on December 31, 2007.

      2.     On November 27, 2003, eRXSYS entered into an agreement with David Parker, the Company’s Chief Executive Officer, to cancel debt owed to him
              and

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               represented on the financial statements as "Advances due to a shareholder." In exchange for Mr. Parker releasing and forever discharging eRXSYS from all liability associated with this debt, eRXSYS agreed to transfer, assign, and convey all of their rights under the exclusive license granted by RTIN solely for the consolidated statistical metropolitan area of Fresno, California. As a part of this agreement, eRXSYS agreed to continue to make all payments under the license agreement, including those owed on the Frenso market, until the current existing obligation to RTIN for this license regarding the consolidated statistical metropolitan area of Fresno, California is fully paid. Subsequent to this reporting period on February 16, 2004, eRXSYS entered into an agreement with Mr. Parker and amended this agreement. As a result of this amendment to the agreement, Mr. Parker received 220,429 shares of eRXSYS’ common stock in exchange for releasing and forever discharging eRXSYS from all liability associated with this debt. Mr. Parker then relinquished to eRXSYS all of his rights under the exclusive license granted by RTIN solely for the consolidated statistical metropolitan area of
               Fresno, California.

     3.       On April 24, 2003, eRXSYS entered into an agreement with TPG Partners, L.L.C. (TPG) for the purpose of funding the establishment and operations of pharmacies located within territories covered under the licensing agreement with RTIN. In furtherance of this agreement, on or about May 28, 2003,
               TPG and eRXSYS formed Safescript Pharmacies of California, L.L.C., a Louisiana limited liability company. Two of eRXSYS’ officers each own approximately 19% of TPG, LLC. These officers are negotiating the sale of their membership interest in TPG, LLC to eRXSYS. As of November 30,
               2003, TPG has funded $448,000 for two of our pharmacy locations in Orange County and Riverside County, California.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth, as of August 25, 2004, the beneficial ownership of the Company’s common stock by each officer and director, by each person known by us to beneficially own more than 5% of the Company’s common stock and by the officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 44,712,896 shares of common stock issued and outstanding on August 25, 2004.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class*
Current Officers & Directors (2) :
Common	David B. Parker 18662 MacArthur Blvd., Suite #200-15 Irvine, California 92612	9,780,798 shares	21.9%
Common	A.J. LaSota 18662 MacArthur Blvd., Suite #200-15 Irvine, California 92612	1,994,861 shares (3)	4.5%
Common	Ronald Folse 18662 MacArthur Blvd., Suite #200-15 Irvine, California 92612	1,829,353 shares	4.1%
Total of All Directors and Officers:		13,605,012 shares	30.4%
5% Beneficial Owners:
Common	RTIN Holdings, Inc. 911 West Loop 281, Suite 400 Longview, Texas 75604	4,444,444 shares	9.9%

     (1)     As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

     (2)    As of August 25, 2004, Messrs. Doan, Manfredonia, and Falcone held no beneficial ownership in the Company’s common shares

     (3)     Includes 100,000 shares of the Company’s common stock held jointly with Mr. LaSota’s spouse.

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COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

Name and Principal Position	Number of Late Reports	Transactions not timely reported	Known failures to file a required form
David Parker, CEO, CFO, and Director	3	3	0
A.J. LaSota, President and Director	1	1	0
Ron Folse, Executive Vice President	2	2	0
Michael Doan, Secretary and Treasurer	0	0	0
Adam King, Former Secretary and Treasurer	1	1	0
Edward Yau, Former President and CEO	0	0	0
Mike Hanson, Former CFO and Secretary	0	0	0

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The aggregate fees billed by the Company’s auditors for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements for the fiscal years ended November 30, 2002 and 2003 were $3,500 and $30,000 respectively.

Audit-Related Fees

The Company’s auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

The aggregate fees billed by the Company’s auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended November 30, 2002 and 2003.

All Other Fees

The aggregate fees billed by the Company’s auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended November 30, 2002 and 2003 were $0 and $0 respectively.

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FINANCIAL INFORMATION SYSTEMS DESIGN
AND IMPLEMENTATION FEES

There were no fees billed by the Company’s auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company’s board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from the Company.

FORWARD-LOOKING STATEMENTS

Historical results and trends should not be taken as indicative of future operations. Management’s statements contained in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements. The Company intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "prospects," or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on the operations and future prospects of the Company on a consolidated basis include, but are not limited to: changes in economic conditions generally and the retail pharmaceutical market specifically, legislative/regulatory changes, availability of capital, interest rates, competition, and generally accepted accounting principles. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Further information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included herein and in the Company’s other filings with the Securities and Exchange Commission.

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FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for eRXSYS’ proxy statement and form of proxy for its next annual meeting of shareholders will be October 1, 2005. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of eRXSYS’ proxy statement and form of proxy is considered untimely is 45 days prior to October 1, 2005.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended. The public may read and copy these materials at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549. The public may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding the Company and other companies that file materials with the SEC electronically. The Company’s headquarters are located at 18662 MacArthur Blvd., Suite 200, Irvine, California, 92612. The Company’s phone number at that address is (949) 440-3248 and e-mail address is investor@erxsys.com.

/s/ David Parker
BY ORDER OF THE BOARD OF DIRECTORS
David Parker
Chief Executive Officer and Director

Irvine, California
September 7, 2004

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eRXSYS, Inc.
PROXYFOR THE ANNUAL MEETING OF THE SHAREHOLDERS
OF
eRXSYS, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Parker with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the annual meeting of eRXSYS, Inc., a Nevada corporation ("eRXSYS"), to be held at the St. Regis Monarch Beach Resort, One Monarch Beach Resort Way, Dana Point, California, 92629 on October 1, 2004 at 2:00 p.m. Pacific Time, and at any adjournments thereof.

Please mark your votes as indicated [X]        Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH ITEM SET FORTH BELOW.

1. Amendment to the Articles of Incorporation.
                      FOR Amendment         NOT FOR Amendment        Abstain
                          [_]              [_]            [_]

2. Confirm appointment of Squar, Milner, Reehl & Williamson, LLP as auditor for the Company
                      FOR Plan                                                                           NOT FOR Plan          Abstain
                          [_]                      [_]             [_]

3. Election of Directors: Nominees - David Parker, A.J. LaSota, James Manfredonia, and Richard Falcone
                      FOR Election               NOT FOR Election
                        of all nominees            of all nominees                    Abstain
                          [_]                      [_]            [_]

Except vote withheld from following nominee listed above.

___________________________   ________________________     ________________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY VIA MAIL OR FAX (949-440-3263). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)                     Dated: ________________, 2004

___________________________                     ___________________________

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APPENDIX A

                                Certificate of Amendment
                                             (PURSUANT TO NRS 78.385 and 78.390)

Important:  Read attached instructions before completing form.                                                                                                                                            ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:
          ERXSYS, INC.

2.  The articles have been amended as follows (provide article numbers, if available):

          Article No. 3 of the Articles of Incorporation is being amended to include a designation that the board of directors is hereby vested with the authority  from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of
          Preferred stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto.

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:_____________________________________________________

4.  Effective date of filing (optional):  ________________________________________________
                                                         (must not be later than 90 days after the certificate is filed)

5.  Officer Signatures (required)____________________________________________________

* If any proposed amendment would alter or change any preference or any relative or other right  given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.  See attached feeschedule.                                                                                                      Nevada Secretary of State AM 78.385 Amend 2003
                                                                                                                                                                                                                                                                                     Revised on:  11/03/03

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APPENDIX A

ARTICLE III
CAPITAL STOCK

Section 1.    Authorized Shares.    The aggregate number of shares which the Corporation shall have authority to issue is 75,000,000, consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock," with all of such shares having a par value of $.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is 70,000,000 common shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is 5,000,000 preferred shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III.

Section 2.    Common Stock.

(a)    Dividend Rate.    Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the "Articles") or the Nevada Revised Statutes, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b)    Voting Rights.    Except as otherwise provided by the Nevada Revised Statutes, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

(c)    Liquidation Rights.    In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation's assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation's assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d)    No Conversion, Redemption, or Preemptive Rights.    The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e)    Consideration for Shares.    The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3.    Preferred Stock.

(a)    Designation.    The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or

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            restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series  (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section "fact or event" includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.
            Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b)    Certificate.    Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the Nevada Revised Statutes.

Section 4.    Non-Assessment of Stock.    The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

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